                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Area Bancshares Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.



                                               /s/ KPMG PEAT MARWICK LLP



Louisville, Kentucky
October 15, 1998